Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Why Radiotherapy, Why Perspective: Realizing the Untapped Value Across Oncology

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Proprietary Radioligand Platform Optimizes Therapeutic Index

Proprietary Pb-Based Chelator Designed for Broader and Safer Use

Lead-212: Optimal Isotope with Advantages Over Beta and Other Alpha Emitters

Imaging Optimizes Targeted Delivery to Tumor

Solid Tumors are an Attractive Market for Radiopharmaceuticals

End-to-End Manufacturing with Clinical Supply Secured and Commercial Scale Underway

Advancing a Diverse Wholly Owned 212Pb-Based Oncology Portfolio

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need

VMT-⍺-NET: Potential First-in-Class 212Pb-Radioligand Therapy Targeting SSTR2

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-⍺-NET in NETs

Compelling Anti-tumor Activity with Sustained or Deepening Responses

Best-in-class Safety Profile1

VMT-α-NET’s Compelling Profile Supports Potential Registration Study at Current Dose Level

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind

VMT01: Potential First-in-Class 212Pb Therapy Targeting MC1R for Melanoma

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma

Preliminary Anti-tumor Activity Observed at Lower Dose of VMT01

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 2 Patients)

VMT01 is Well-tolerated with Initial Anti-tumor Activity Supporting Further Development

FAP-ɑ is an Attractive Cancer Target with Broad Solid Tumor Potential

PSV359: Potential First-in-Class 212Pb Therapy Targeting FAP-ɑ for Solid Tumors

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain

Phase 1/2 Data Expected Across All 3 Clinical Programs in 2026

Abbreviations

PERSPECTIVE®
THERAPEUTICS

Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Corporate Presentation

January 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expected cash runway; the potential functionality, capabilities and benefits of the Company’s product candidates and the potential application of these product candidates for other disease indications; the potential size of the commercial market for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; uncertainties regarding the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; and any changes in applicable laws and regulations. Certain factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Why Radiotherapy, Why Perspective: Realizing the Untapped Value Across Oncology

Next Frontier in Precision Oncology

Addressing large, unmet medical needs	Unlocking previously undruggable targets	Clinically validated modality

Perspective's Clinically Validated Differentiated Platform

- High potency alpha emitter payload
- Proprietary chemistry designed for superiority
- Commercial manufacturing capacity

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors
VMT-α-NET

^{212}Pb therapy targeting **SSTR2**

Potential best-in-class overall clinical profile

Safety profile meets desired patient and clinician needs

Phase 1/2a data updates expected throughout 2026

(57 patients dosed)[1]

Melanoma
VMT01/02

^{212}Pb therapy targeting **MC1R**

Evaluating clinical synergy with checkpoint inhibitor combinations

Safety profile allows for earlier lines of therapy

Initial Phase 1/2a data expected mid 2026

(26 patients dosed)[1]

Advanced Solid Tumors
PSV359

^{212}Pb therapy targeting **FAP-α**

Previously undruggable target expressed in majority of solid tumors

Human data support strong tumor uptake with fast renal clearance

Initial Phase 1/2a data expected late 2026

(5 patients dosed)[1]

3 value inflection catalysts in 2026

[1]As of December 31, 2025

Proprietary Radioligand Platform Optimizes Therapeutic Index



Alpha-emitting ^{212}Pb Isotope
for strong tumor killing

- Deadly double-stranded DNA breaks
- Short range emissions decrease collateral damage

Proprietary Pb Chelator[1]
for improved safety

- Rapid renal clearance lowers nephrotoxicity
- Retained radioactivity reduces systemic toxicity

Engineered Peptides
for tumor specificity

- High tumor specificity mitigates off-target effects
- Rapid blood clearance improves safety

Yielding clinical results with potentially superior efficacy and safety

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

Proprietary Pb-Based Chelator Designed for Broader and Safer Use


H2N
O
HO
O
N
N
212Pb2+
N
O
R
N
O
OH
NH

Pb-specific chelator[1]

Designed to retain potent payload

Net neutral charge for rapid renal clearance

Reduced reuptake by kidneys

Favors uptake by tumor cells

Benefits of CATX Proprietary Chelator

- Yields fewer side effects
- Limits liver and kidney toxicity
- Potential for broad clinical utility
- Improves therapeutic window

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

PERSPECTIVE THERAPEUTICS

Lead-212: Optimal Isotope with Advantages Over Beta and Other Alpha Emitters

	Lutetium (^{177}Lu) *β radiation*	Actinium (^{225}Ac) *α radiation*	Lead (^{212}Pb) *α radiation*	Competitive Advantage
Potency				Better anti-tumor activity
Off-Target Damage		*		Better safety
Decay Profile				Better safety
Half Life				Better clinical profile
Supply/Production				Better access
Patient Convenience				Better patient management
Theranostic Pair				Better patient selection

*Daughter isotopes

PERSPECTIVE® THERAPEUTICS

Imaging Optimizes Targeted Delivery to Tumor


Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload


Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will target

PERSPECTIVE® THERAPEUTICS

Novel Compound Development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening



- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30



Compound 3-42



Compound 3-59



[1]World Molecular Imaging Congress 2024 abstract #82

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Solid Tumor Type	Total U.S. Patients[1]	Approved Radiopharmaceutical
Breast Cancer	*320k*	
Prostate Cancer	***314k***	**Pluvicto, $1.74bn annual sales[2,3]**
Non-Small Cell Lung Cancer	*204k*	
Colorectal Cancer	*154k*	
Melanoma	*105k*	
Bladder Cancer	*85k*	
Kidney Cancer	*81k*	
Pancreatic Cancer	*67k*	
Liver Cancer	*42k*	
Gastric Cancer	*30k*	
Small Cell Lung Cancer	*23k*	
Neuroendocrine Tumors	***22k***	**Lutathera, >$800m annual sales[2,3]**
Sarcoma	*17k*	

Potential TAM of
~$30bn

[1]U.S. incidence sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
[2]Financial report for 9M2025; [3]Financial report for 4Q2024.

End-to-End Manufacturing with Clinical Supply Secured and Commercial Scale Underway

Radioisotope Stockpile

Dose Manufacture

Delivery to Patients

In house manufacturing delivering finished product to treatment sites

Ongoing Clinical-Grade Production

Two sites supporting three ongoing clinical trials

Ongoing capacity expansion

Process patents issued on generator and scale up

Geographic Expansion Strategy

Planned facilities for scalable supply network

Designed to support >$1B in annual sales/site

Secured stockpile of precursor isotope

PERSPECTIVE THERAPEUTICS

Advancing a Diverse Wholly Owned ^{212}Pb-Based Oncology Portfolio

Program	Target	Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Key Expected Milestone	Global Rights
VMT-α-NET	**SSTR2**	**Neuroendocrine Tumors**					**Phase 1/2a updates throughout 2026**	PERSPECTIVE
		Other SSTR2 Tumors					**TBD**	PERSPECTIVE
VMT01/02	**MC1R**	**Melanoma** *Imaging & Therapy*	**Monotherapy**				**Initial Phase 1/2a data mid 2026**	PERSPECTIVE
		Melanoma *Imaging & Therapy*	**Combination with Nivolumab**				**Initial Phase 1/2a data mid 2026**	PERSPECTIVE
PSV359	**FAP-α**	**Solid Tumors**					**Initial Phase 1/2a data late 2026**	PERSPECTIVE
Multiple	*Undisclosed*	*Undisclosed*					**First in human images**	PERSPECTIVE

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need



Whole body SPECT scan of NET patient imaged with [^{203}Pb]VMT-α-NET

Large Defined Patient Population

90%

of GEP-NETs express SSTR2[1]

Broadly expressed in SCLC, breast cancer, meningioma, head & neck cancer

~170K

living with disease in the US[2]

~12K

new diagnoses annually in the US[2]

Indolent Disease in Need of Safe and Durable Therapies

13% ORR[3] with standard of care LUTATHERA®

>$800M Trailing 12 months sales of LUTATHERA® [4,5]

~20% LUTATHERA® annual sales growth rate[4,5]

[1] Maratta MG, et al. Somatostatin Receptor Expression of Gastroenteropancreatic Neuroendocrine Tumors: A Comprehensive Analysis in the Era of Somatostatin Receptor PET Imaging. *Cancers (Basel)*. 2025;17(12):1937. Published 2025 Jun 11. doi:10.3390/cancers17121937; [2]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. *Endocr Connect*. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [3]LUTATHERA USPI; [4]Financial report for 9M2025; [5]Financial report for 4Q2024.

PERSPECTIVE® THERAPEUTICS

VMT-α-NET: Potential First-in-Class ^{212}Pb-Radioligand Therapy Targeting SSTR2

Addressing Therapeutic Gaps

Clinically validated target

Potential for improved safety and durability

Backed by positive clinical data

Positive Initial Phase 1 Data

39% ORR in patients regardless of SSTR2 expression profile

44% ORR in patients with all SSTR2+ lesions

78% remained progression free with 1+ year of follow-up

Well tolerated

New and Updated Analyses Expected in 2026

MTD not yet reached; enrolling Cohort 3 for optionality

Cohort 2 updates expected through 2026

Fast Track Designation

Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

PERSPECTIVE THERAPEUTICS

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-α-NET in NETs

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients

Reached 0-7 weeks follow up

Cohort 3
6.0 mCi x 4
n = 8

Reached 6-83 weeks follow up

Cohort 2 ✓
5.0 mCi x 4
n = 46

Reached 96-97 weeks follow up

Cohort 1 ✓
2.5 mCi x 4
n = 2

Phase 3 Registration Study

GEP-NETs
All lesions SSTR2+

Additional SSTR2+ tumor types

Potential expansion into SCLC, breast cancer, meningioma, head & neck cancer

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618
Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

Compelling Anti-tumor Activity with Sustained or Deepening Responses

Nine responders among 23 patients (39%)

All tumors expressing SSTR2 (*n = 16*):

- **44% response rate**
- **81% progression free and alive**

Best % Change in Tumor Size[1]



30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
8.7%
PD
7.9%
PD
*
3.2%
SD
2.6%
SD
*
*
SD
-5.1%
SD
-9.4%
*
SD
-17.0%
SD
-17.3%
SD
-18.9%
SD
-22.0%
SD
-22.4%
SD
-27.5%
SD
-27.5%
*
uPR
-37.0%
PR
-45.9%
PR
-50.9%
PR
-53.1%
PR
-54.6%
*
PR
-57.4%
PR
-60.9%
PR
-62.1%
PR
-64.3%
*Heterogenous SSTR2 expression profile with ≥1 non SSTR2+ lesions
ASCO-GI 2026
ESMO 2025

[1]Change in sum of diameters from baseline per RECIST v1.1
Data shown for Cohort 2; one patient had a non-evaluable scan post baseline scan and therefore not included in this chart.
Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

PERSPECTIVE THERAPEUTICS

Best-in-class Safety Profile[1]

[^{212}Pb]VMT-α-NET remains well-tolerated with more patients (n=56) and longer follow up (median 40 weeks)



Most common (>15%) TEAEs
Grade 4
Grade 3
Grade 2
Grade 1
Alopecia 66%
Fatigue 2% 63%
Nausea 63%
Diarrhea 5% 43%
Anemia 38%
Lymphocyte count decreased 2% 16% 36%
Abdominal pain 2% 25%
ALP increased 20%
AST increased 20%
ALT increased 2% 20%
Hypertension 5% 16%
Headache 16%
Constipation 16%
Back pain 16%
0%
20%
40%
60%
80%
100%

- No DLTs
- No discontinuations due to AEs
- Grade ≥3 TEAEs in 21 patients (37.5%)
- One Grade 4 TEAE event (resolved)
- No dysphagia
- No serious renal complications
- No clinically significant treatment-related myelosuppression
- SAEs reported in five patients: None deemed related to the study medication

The following additional Grade 3 AEs occurred in 1 patient each: vomiting, hypokalemia, presyncope, asthenia, cardiac failure, gamma-glutamyltranferase increased, alanine aminotransferase increased, pancreatitis, fatigue, abdominal pain, and influenza like illness. Grade 3 AE of syncope was reported in two patients. A Grade 4 AE occurred in one patient in Cohort 3 after cycle 2. This event was transient and resolved without medical intervention. The patient continues to receive [^{212}Pb]VMT-α-NET treatment. There were no Grade 5 events.

Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025

[1]For class overview and sources, see slide NETs trials.

VMT-α-NET's Compelling Profile Supports Potential Registration Study at Current Dose Level

Well-Tolerated Safety Profile

Superior safety profile vs. approved and development-stage agents[1]

Supports combination potential with established cancer medicines

Early Responses with Deepening Over Time[2]

5 mCi dose shows potential best-in-class overall profile

Majority of patients remain on study; continue to achieve deepening responses

NEXT STEPS

Data updates for 5 mCi expected throughout 2026

Ongoing dosing of 6 mCi (Cohort 3) for optionality

Registration trial pending consultation with regulators

Expansion potential into other tumor types including breast and SCLC

[1]For class overview and sources, see slide NETs trials.
[2]Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind



Whole body PET scan of a metastatic melanoma patient using VMT02

Need to Extend Checkpoint Reach

~40-60%
of patients do not respond to PD-1/PD-L1 blockade[1]

50%
1-year survival rate for metastatic melanoma[2]

Treatment Resistance
disease progression for many responders

Radiotherapy Can Help Improve Response

MC1R highly expressed on melanoma and not normal tissue

Radiotherapies can trigger cell death and drive immune response

Precision Approach can expand responders and reduce toxicity

[1]Long GV, et al. Overall Survival and Response with Nivolumab and Relatlimab in Advanced Melanoma. *NEJM Evid.* 2023;2(4):EVIDoa2200239. doi:10.1056/EVIDoa2200239 ;[2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25

VMT01: Potential First-in-Class ^{212}Pb Therapy Targeting MC1R for Melanoma

Disease with High Unmet Needs

High MC1R expression more common in advanced melanoma[1]

Phase 1 imaging study at Mayo Clinic supported patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02

Clinically Evaluating Mono and Combo Approaches

In Phase 1/2 as a monotherapy and combined with nivolumab

VMT01 showed synergistic effects with nivolumab in mouse models

Advancing in Phase 1/2 Dose Finding Study

First patient dosed with combination in March 2025

Treatment ongoing with VMT01 3.0 mCi as monotherapy and in combination with nivolumab

Fast Track Designation

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702;

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma


Phase 1 Dose-finding*
Phase 2 Expansion
Enrolling up to 9
Cohort 1
VMT01
3 mCi x 3
n = 7
Enrolled
Cohort 2
VMT01
5.0 mCi x 3
n = 7
Enrolled
Cohort 3
VMT01
1.5 mCi x 3
n = 5
Cohort 4
VMT01
TBD mCi x 3
n = 3 – 12
RP2D
nivolumab
(480mg every 4
weeks)
Enrolled
Cohort 1
VMT01/nivo
1.5 mCi x 3
n = 2
Enrolling up to 12
Cohort 2
VMT01/nivo
3.0 mCi x 3
n = 5
Cohort 3
VMT01/nivo
TBD mCi x 3
n = 3 – 12
Expansion Cohort
VMT01
RP2D mCi x 3
Expansion Cohort
VMT01/nivolumab
RP2D mCi x 3

*Additional patients may be enrolled in up to 2 cohorts in dose-finding and up to 2 cohorts in expansion
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

PERSPECTIVE THERAPEUTICS

Preliminary Anti-tumor Activity Observed at Lower Dose of VMT01

Preclinical studies suggest that lower doses may stimulate the immune system and help maintain stable disease


~2 – 5 mos[1]
Observed PFS for heavily pre-treated melanoma patients
3.0 mCi
5.0 mCi (all lesions SSTR2+)
First Response
Confirmed Response
Disease Progression
Death
03-102
04-103
03-104
01-107
04-113
03-114
01-116
03-105
14-118
02-117
0
10
20
30
40
50
60
70
80
Weeks since first dose
Durable, long-term stable disease achieved in patients with a median of **5 prior lines of systemic therapy** (including a median of **3 prior lines of IO**)

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). Patient 03-104 discontinued follow-up (without PD).
[1]Sources available on slide Refractory Metastatic Melanoma Trials.
Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 2 Patients)

Preferred Term	Cohort 1 (monotherapy) [212Pb]VMT01 3mCi (N=3)	Cohort 2 (monotherapy) [212Pb]VMT01 5mCi (N=8)	Cohort 3 (monotherapy) [212Pb]VMT01 1.5mCi (N=4)	Cohort 1 (combination) [212Pb]VMT01 1.5mCi+Nivo (N=1)	Total (N=16)
Subjects with at least 1 TEAE	3 (100.0)	7 (87.5)	2 (50.0)	1 (100.0)	13 (81.2)
Nausea	2 (66.7)	4 (50.0)	-	1 (100.0)	7 (43.8)
Anaemia	3 (100.0)	2 (25.0)	-	-	5 (31.2)
Fatigue	-	3 (37.5)	1 (25.0)	1 (100.0)	5 (31.2)
Abdominal pain	-	2 (25.0)	-	1 (100.0)	3 (18.8)
Dyspnoea	1 (33.3)	2 (25.0)	-	-	3 (18.8)
Lymphocyte count decreased	2 (66.7)	1 (12.5)	-	-	3 (18.8)
Aspartate aminotransferase inc	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Back pain	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Constipation	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Cough	-	2 (25.0)	-	-	2 (12.5)
COVID-19	2 (66.7)	-	-	-	2 (12.5)
Hyperglycaemia	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Hypoalbuminaemia	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Hypoglycaemia	-	2 (25.0)	-	-	2 (12.5)
Hyponatraemia	2 (66.7)	-	-	-	2 (12.5)
Muscular weakness	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Platelet count decreased	2 (66.7)	-	-	-	2 (12.5)
Pleural effusion	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Vomiting	-	1 (12.5)	1 (25.0)	-	2 (12.5)

Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE THERAPEUTICS

VMT01 is Well-tolerated with Initial Anti-tumor Activity Supporting Further Development

Well-tolerated at Doses Studied[1]

Well-tolerated with no DLTs observed at 1.5 mCi, 3 mCi or 5 mCi

Prolonged PFS was observed at the 3 mCi activity level

Early Data In Line with Preclinical Findings

Preliminary anti-tumor activity may be due to immunostimulatory effect

Supported by preclinical data for VMT01 plus checkpoint inhibitors

NEXT STEPS

Exploring 3 mCi dose for both monotherapy and nivolumab combination

Phase 1 dose escalation monotherapy and combination data expected mid-2026

[1]Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE THERAPEUTICS

FAP-α is an Attractive Cancer Target with Broad Solid Tumor Potential

FAP-α Contributes to Poor Patient Outcomes


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-intestine Ca
Prostate Ca

Associated with aggressive cancers

Poor drug penetration due to dense, fibrotic tumor environment

Immune suppression by tumor stroma

New Approach to Treating Solid Tumors

Highly expressed on tumors and surrounding cells

Synergistic potential with standards of care

Potential to reshape tumor environment

No approved therapies targeting FAP-α, with several clinical candidates in development

| Kratochwil et al., JNM, 2019

PSV359: Potential First-in-Class ^{212}Pb Therapy Targeting FAP-α for Solid Tumors

Untapped Approach with Strong Scientific Rationale

FAP-α is abundantly expressed on the surface of cancer-associated fibroblasts

Associated with majority of solid tumors due to expression in cancer cellular matrix

Promising Profile by Clinical Imaging

PSV359 uses a novel peptide for robust penetration and ideal clearance properties

First-in-human imaging in patients with FAP-expressing cancer showed differentiated potential[1]

Advancing in Phase 1/2a Trial

First patient dosed in study for advanced solid tumors in April 2025

Initial Phase 1 data expected late 2026

Planning for expansion into multiple large-tumor types underway

[1]World Molecular Imaging Congress 2024 abstract #82

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors


Phase 1 Dose-finding
Enrolled
Cohort 1
2.5 mCi x 4
n = 2
Enrolling up to 8
Cohort 2
5.0 mCi x 4
n = 5
Cohort 3
TBD mCi x 4
n = 3 – 8
Cohort 4
TBD mCi x 4
n = 3 – 8
RP2D
Phase 2 Expansion
Expansion Cohort A
FAP tumor expressor
RP2D mCi x 4
Expansion Cohort B
FAP stroma expressor
RP2D mCi x 4

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

[^{203}Pb]PSV359 First-in-human of Imaging in 16-yr-old Male with FAP-Expressing Chondroblastic Osteosarcoma



1 hour | 4 hour | 18 hour

[^{203}Pb]PSV359 showed:

- rapid tumor uptake
- fast renal clearance
- low accumulation in organs
- long tumor retention

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain


Composition of Matter
Chelator
Isotope
Manufacturing
Methods of Imaging and Treating
PERSPECTIVE THERAPEUTICS

PERSPECTIVE® THERAPEUTICS

Strong Financial Position

Funding into late 2026

Cash, cash equivalents and short-term investments as of September 30, 2025	~$174.1 million
Share count as of September 30, 2025	~74.3 million
Outstanding common stock warrants & options as of September 30, 2025	~10.9 million

Based on our current plans, which include advancing current clinical programs, progressing multiple pre-IND assets towards clinical trials, as well as building out regional manufacturing sites, we expect to have sufficient funding into late 2026.[1]

[1]As of filing date of Company's Q3 2025 Form 10-Q, based on cash, cash equivalents and short-term investments as of September 30, 2025

PERSPECTIVE THERAPEUTICS

Phase 1/2 Data Expected Across All 3 Clinical Programs in 2026

Strong balance sheet with runway into late 2026, through key clinical readouts, preclinical activities and site builds

	Early 2026	Mid 2026	Late 2026	2027
VMT-α-NET *(SSTR2)*	**Phase 1/2a data update** ✓	**Phase 1/2a data update**	**Phase 1/2a data update**	**24-mos Phase 1/2a data**
VMT01/02 *(MC1R)*		**Initial Phase 1/2a data**		
PSV359 *(FAP-α)*			**Initial Phase 1/2a data**	



Abbreviations

AE: adverse event
ALP: alkaline phosphatase
ALT: alanine transaminase
ASCO: American Society of Clinical Oncology
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
AST: aspartate aminotransferase
AUC: area under the curve
CR: complete response
CT: computed tomography
Cmax: peak concentration
DLT: dose limiting toxicities
DOR: duration of response
ENETS: European Neuroendocrine Tumor Society
ESMO: European Society of Medical Oncology
FAP-α: fibroblast activation protein alpha
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
IO: immuno-oncology
ICI: immune checkpoint inhibitor
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MTD: maximum tolerated dose
NANETS: North American Neuroendocrine Tumor Society
NETs: neuroendocrine tumor
OBD: optimal biological dose
ORR: objective response rate
OS: overall survival
Pb: lead
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
PR: partial response
PRRT: peptide receptor radionuclide therapy
RP2D: recommended phase 2 dose
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SOC: standard of care
SPECT: single-photon emission computed tomography
SSTR2: somatostatin receptor type 2
SUV: standardized uptake value
TEAE: treatment emergent adverse events
Tmax: time to maximum concentration
TLA: total lesion activity
TRAE: treatment related adverse events
uPR: unconfirmed partial response
USPI: U.S. prescribing information